Exhibit 3.137(a)

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA		RECEIVED MAR 26 1996 SECRETARY OF STATE

MAR 26 1996 6737-96 DEAN HELLER SECRETARY OF STATE
to.	/s/ Dean Heller

ARTICLES OF INCORPORATION

OF

SOCIETY MANAGEMENT, INC.

I, the undersigned, for the purpose of forming a corporation under and pursuant to the laws of the State of Nevada, do hereby certify that:

ARTICLE I

The name of this corporation is Society Management, Inc.

ARTICLE II

The address of its initial registered office is One East First Street, Reno, Washoe County, Nevada 89501, and the name of its initial registered agent at such address is The Corporation Trust Company of Nevada.

Offices for the transaction of any business of this corporation, and where meetings of the Board of Directors and of the stockholders may be held, may be established and maintained in any other part of the State of Nevada, or in any other state, territory, or possession of the United States of America, or in any foreign country.

ARTICLE III

The nature of the business and objects and purposes proposed to be transacted, promoted, or carried on by the corporation are to engage in any lawful activity.

ARTICLE IV

The total authorized capital stock of the corporation shall consist of one thousand (1,000) shares, with a par value of One Dollar ($1.00) per share, all of which shall be entitled to voting power.

ARTICLE V

The members of the governing board of the corporation shall be styled Directors, and the number thereof at the inception of this corporation shall be three (3) or more. The number of Directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the corporation and the statutes of the State of Nevada. Directors need not be shareholders, but shall be full age and at least one shall be a citizen of the United States. The names and post office

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addresses of the first Board of Directors, which shall consist of three (3) persons, and who shall hold office until their successors are duly elected and qualified are as follows:

Murry E. Page	15770 Dallas Parkway 5th Floor Dallas, Texas 75248

Nikki A. Hobert	15770 Dallas Parkway 5th Floor Dallas, Texas 75248

Deborah G. Means	15770 Dallas Parkway 5th Floor Dallas, Texas 75248

ARTICLE VI

The capital stock of the corporation, after the amount of the subscription price has been paid in money, property, or services, as the Directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

ARTICLE VII

This corporation shall have perpetual existence.

ARTICLE VIII

The name and address of the incorporator signing these Articles of Incorporation is as follows:

Linda Blanton-Myers	15770 Dallas Parkway 5th Floor Dallas, Texas 75248

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 21st day of March, 1996.

/s/ Linda Blanton-Myers
Linda Blanton-Myers

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STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Linda Blanton-Myers, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 21st day of March, 1996.

/s/ Linda M. McGuire
[Notary Public Seal]	Notary Public, State of Texas

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FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

MAR 26 1996 6737-96 DEAN HELLER SECRETARY OF STATE
to.	/s/ Dean Heller

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT

BY RESIDENT AGENT

The Corporation Trust Company of Nevada hereby accepts the appointment as Resident Agent of Society Management, Inc.

The Corporation Trust Company of Nevada Resident Agent.

By:	/s/ Daniel R. Glatz	Date: March 25, 1996
Daniel R. Glatz
Assistant Secretary

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

DEC 31 1996 No. 6737-96
/s/ Dean Heller
DEAN HELLAR SECRETARY OF STATE

ARTICLES OF MERGER
of
SOCIETY MANAGEMENT, INC.
(a Florida corporation)
CAPITAL SOCIETY OF CLUBS, INC.
(a District of Columbia corporation)
CHICAGO SOCIETY OF CLUBS, INC.
(an Illinois corporation)
DETROIT SOCIETY OF CLUBS, INC.
(a Michigan corporation)
CINCINNATI SOCIETY OF CLUBS, INC.
(an Ohio corporation)
SOCIETY MANAGEMENT WEST, INC.
(a California corporation)
SOCIETY MANAGEMENT CENTRAL, INC.
(a Texas corporation)
METROPOLITAN SOCIETY, INC.
(a Texas corporation)
into
SOCIETY MANAGEMENT, INC.
(a Nevada corporation)

Pursuant to the provisions of Nevada Revised Statutes 78.458, the undersigned corporation submits the following Articles of Merger for the purpose of merging Society Management, Inc., Capital Society of Clubs, Inc., Chicago Society of Clubs, Inc., Detroit Society of Clubs, Inc., Cincinnati Society of Clubs, Inc., Society Management West, I. c., Society Management Central, Inc., and Metropolitan Society, Inc. into Society Management, Inc.:

1.        The names and places of incorporation of the constituent corporations and the surviving corporation are as follows:

Surviving Corporation:
Society Management, Inc.
Incorporated under the laws of the State of Nevada

Constituent Corporations:
Society Management, Inc.
Incorporated under the laws of the State of Florida

Capital Society of Clubs, Inc.
Incorporated under laws of the District of Columbia

Chicago Society of Clubs, Inc.
Incorporated under the laws of the State of Illinois

Detroit Society of Clubs, Inc.
Incorporated under the laws of the State of Michigan

Cincinnati Society of Clubs, Inc.
Incorporated under the laws of the State of Ohio

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Society Management West, Inc.
Incorporated under the laws of the State of California

Society Management Central, Inc.
Incorporated under the laws of the State of Texas

Metropolitan Society, Inc.
Incorporated under the laws of the State of Texas

2.        A Plan and Agreement of Merger, a copy of which is attached as Exhibit “A” and incorporated herein by this reference, has been adopted by the Board of Directors of each corporation that is a party to the merger.

3.        The approval of the stockholder of Society Management, Inc., the Surviving Corporation, was not required, since pursuant to NRS 78.454:

(a) The articles of incorporation of the surviving corporation will not differ from its articles before the merger; and

(b) Each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and

(c) The number of voting shares outstanding immediately after the merger will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

(d) The number of participating shares outstanding immediately after the merger will not exceed the total number of participating shares outstanding immediately before the merger.

4.        The Articles of Incorporation of Society Management, Inc., the Surviving Corporation, were not amended and will not be amended, as a result of the merger.

DATED: August 30, 1996

The Surviving Corporation

SOCIETY MANAGEMENT, INC.

	By	/s/ James M. Hinckley
James M. Hinckley
	Its	President

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And	/s/ Terry A. Taylor
Terry A. Taylor
Its	Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, a notary public, on this day personally appeared James M. Hinckley, President of Society Management, Inc., a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct and that he executed the Articles of Merger in the capacity stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, a notary public, on this day personally appeared Terry A. Taylor, Secretary of Society Management, Inc. a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct and that he executed the Articles of Merger in the capacity stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

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PLAN AND AGREEMENT OF MERGER
OF
SOCIETY MANAGEMENT, INC.
CAPITAL SOCIETY OF CLUBS, INC.
CHICAGO SOCIETY OF CLUBS, INC.
DETROIT SOCIETY OF CLUBS, INC.
CINCINNATI SOCIETY OF CLUBS, INC.
SOCIETY MANAGEMENT WEST, INC.
SOCIETY MANAGEMENT CENTRAL, INC.
METROPOLITAN SOCIETY, INC.
into
SOCIETY MANAGEMENT, INC.

THIS AGREEMENT, dated as of the 27th day of August, 1996, by and between Society Management, Inc., a Florida corporation (hereinafter sometimes referred to as “SMI”), Capital Society of Clubs, Inc., a District of Columbia corporation (hereinafter sometimes referred to as “Capital”), Chicago Society of Clubs, Inc., an Illinois corporation (hereinafter referred to as “Chicago”), Detroit Society of Clubs, Inc., a Michigan corporation (hereinafter sometimes referred to as “Detroit”), Cincinnati Society of Clubs, Inc., an Ohio corporation (hereinafter sometimes referred to as “Cincinnati”), Society Management West, Inc., a California corporation (hereinafter sometimes referred to as “West”), Society Management Central, Inc., a Texas corporation (hereinafter sometimes referred to as “Central”), Metropolitan Society, Inc., a Texas corporation (hereinafter sometimes referred to as “Metropolitan”) and Society Management, Inc., a Nevada corporation (hereinafter sometimes referred to as “Society”). SMI, Capital, Chicago, Detroit, Cincinnati, West, Central and Metropolitan are hereinafter sometimes collectively referred to as the “Merged Corporations”. Society is hereinafter sometimes referred to as the “Surviving Corporation. SMI, Capital, Chicago, Detroit, Cincinnati, West, Central, Metropolitan and Society are hereinafter sometimes collectively referred to as the “Constituent Corporations.” The agreement of the Constituent Corporations is as follows:

W I T N E S S E T H

WHEREAS, SMI is a corporation duly organized and existing under the laws of the State of Florida, having been incorporated on January 13, 1992, with its registered office being located at 1200 South Pine Island Road, Plantation, Florida 33324, and the name of its registered agent being C T Corporation System; and

Exhibit “A”

WHEREAS, Chicago is a corporation duly organized and existing under the laws of the State of Illinois, having been incorporated on November 26, 1991, with its registered office being located at 208 South LaSalle Street, Chicago, Illinois 60604, and the name of its registered agent being C T Corporation System; and

WHEREAS, Detroit is a corporation duly organized and existing under the laws of the State of Michigan, having been incorporated on October 4, 1993, with its registered office being located at 30600 Telegraph Road, Bingham Farms, Michigan 48025, and the name of its registered agent being The Corporation Company; and

WHEREAS, Cincinnati is a corporation duly organized and existing under the laws of the State of Ohio, having been incorporated on May 18, 1993, with its registered office being located at 925 Euclid Street, Cleveland, Ohio 44115, and the name of its registered agent being C T Corporation; and

WHEREAS, West is a corporation duly organized and existing under the laws of the State of California, having been incorporated on May 18, 1993, with its registered office being located at 818 West Seventh Street, Los Angeles, California 90017, and the name of its registered agent being C T Corporation; and

WHEREAS, Central is a corporation duly organized and existing under the laws of the State of Texas, having been incorporated on March 15, 1995, with its registered office, being located at 3030 LBJ Freeway, 7th Floor, Dallas, Texas 75234, and the name of its registered agent being James E. Maser; and

WHEREAS, Metropolitan is a corporation duly organized and existing under the laws of the State of Texas, having been incorporated on August 11, 1992, with its registered office being located at 3030 LBJ Freeway, 7th Floor, Dallas, Texas 75234, and the name of its registered agent being James E. Maser; and

WHEREAS, Society is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on March 26, 1996, with its registered office being located at One East First Street, Reno, Nevada 89501, and the name of its registered agent being The Corporation Trust Company of Nevada; and

WHEREAS, the authorized capital stock of SMI consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Capital consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Chicago consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Detroit consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Cincinnati consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of West consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Central consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Metropolitan consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Society; and

WHEREAS, the authorized capital stock of Society consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding and owned by Club Corporation of America; and

WHEREAS, the Board of Directors of the Constituent Corporations, respectively, deem it advisable for the general welfare and advantage of the Constituent Corporations, that the Constituent Corporations merge into a single corporation pursuant to this Agreement, and the Constituent Corporations respectively desire to so merge pursuant to this Agreement and pursuant to the applicable provisions of the laws of the States of Nevada.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the State of Nevada that the Constituent Corporations shall be merged into a single corporation, to wit: Society Management, Inc., a Nevada corporation, one of the Constituent Corporations, which is not a new corporation, and which shall continue its corporate existence and be the corporation surviving the merger, and the terms and conditions of the merger hereby agreed upon (hereinafter called the “Merger”) which the parties covenant to observe, keep, and perform, and the mode of carrying the same into effect are and shall be as hereafter set forth:

ARTICLE 1.

EFFECTIVE TIME OF THE MERGER

1.1.        At the effective time of the Merger, the separate existence of the Merged Corporations shall cease and shall be merged into the Surviving Corporation. Consummation of this Agreement shall be effected on the date on which the Articles of Merger in substantially the form annexed hereto as Exhibit “A” are filed in the office of the Secretary of State of the State of Nevada.

ARTICLE 2.

GOVERNING LAW;
CERTIFICATE OF INCORPORATION

2.1.        The laws which are to govern the Surviving Corporation are the laws of the State of Nevada. The Articles of Incorporation of Society, shall, at the effective time of the Merger, remain in effect and unchanged thereafter until the same shall be further amended or altered in accordance with the provisions thereof.

ARTICLE 3.

BYLAWS

3.1.        The bylaws of Society, shall, at the effective time of the Merger, remain in effect and unchanged thereafter until the same shall be further amended or altered in accordance with the provisions thereof.

ARTICLE 4.

DIRECTORS AND OFFICERS

4.1.        The directors of Society at the effective time of the Merger shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified. Subject to the authority of the Board of Directors, as provided by law and the bylaws of the Surviving Corporation, the officers of Society at the effective time of the Merger shall be the officers of the Surviving Corporation.

ARTICLE 5.

CONVERSION OF SHARES IN THE MERGER

5.1.        The mode of carrying into effect the Merger provided in this Agreement and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation are as follows:

5.1.1.       Society’s Common Stock. None of the shares of common stock, par value $1.00 per share, of Society issued at the effective time of the Merger shall be converted as a result of the Merger, but all of such shares shall remain issued shares of common stock of the Surviving Corporation.

5.1.2.       SMI’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of SMI issued and outstanding shall be cancelled and not converted.

5.1.3.       Capital’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Capital issued and outstanding shall be cancelled and not converted.

5.1.4.       Chicago’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Chicago issued and outstanding shall be cancelled and not converted.

5.1.5.       Detroit’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Detroit issued and outstanding shall be cancelled and not converted.

5.1.6.       Cincinnati’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Cincinnati issued and outstanding shall be cancelled and not converted.

5.1.7.       West’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of West issued and outstanding shall be cancelled and not converted.

5.1.8.       Central’s Common stock. At the effective time of the merger, each share of common stock, par value $1.00 per share, of central issued and outstanding shall be cancelled and not converted.

5.1.9.       Metropolitan’s Common Stock. At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Metropolitan issued and outstanding shall be cancelled and not converted.

5.1.10.     Surrender of Merged Corporations’ Certificates. As soon as practicable after the Merger becomes effective, the stock certificates representing common stock of the Merged Corporations issued and outstanding at the time the Merger becomes effective shall be surrendered, as above provided.

ARTICLE 6.

EFFECT OF THE MERGER

6.1.        At the effective time of the Merger, the Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy all the rights, privileges, immunities, powers, and franchises, both of a public and a private nature, and be subject to all the restrictions, disabilities, and duties of the Constituent. Corporations, and all the rights, privileges, immunities, powers, and franchises of the Constituent Corporations and all property, real, personal, and mixed, and all debts due to the Constituent Corporations on whatever account, for stock subscriptions, as well as for all other things in action or belonging to said corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, immunities, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in any Constituent Corporation shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of any Constituent Corporation shall be preserved unimpaired, limited in lien to the property affected by such liens at the effective time of the Merger, and all debts, liabilities, and duties of said Constituent Corporations, respectively, shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Surviving Corporation.

ARTICLE 7.

ACCOUNTING MATTERS

7.1.        The assets and liabilities of the Constituent Corporations as of the effective time of the Merger shall be taken up on the books of the Surviving Corporation at the amounts at which they shall be carried at that time on the books of the respective Constituent Corporations. The amount of capital of the Surviving Corporation after the Merger shall be equal to the sum of the aggregate par value of the common stock that will remain issued upon the Merger. The surplus of the Surviving Corporation after the Merger, including any surplus arising in the Merger, shall be available to be used for any legal purposes for which surplus may be used.

ARTICLE 8.

APPROVAL OF SHAREHOLDERS;
FILING OF CERTIFICATE OF MERGER

8.1.        This Agreement has not been submitted to Club Corporation of America, as the shareholder of the Surviving Corporation, since pursuant to Nevada Revised Statutes 78.454 the Plan and Agreement of Merger requires no action of the stockholders of the Surviving Corporation, if (a) the articles of incorporation of the surviving corporation will not differ from its articles before the merger; (b) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger will not exceed the total number of shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger will not exceed the total number of participating shares outstanding immediately before the merger. Articles of Merger in substantially the form annexed hereby as Exhibit “A” shall be signed, verified, and delivered to the Secretary of State of the State of Nevada for filing.

ARTICLE 9.

REPRESENTATIONS AND WARRANTIES OF MERGED CORPORATIONS

9.1.        The Merged Corporations represent and warrant to the Surviving Corporation as follows:

9.1.1.           Organization, Etc. The Merged Corporations are duly organized, validly existing, and in good standing under the laws of the States of Florida, District of Columbia, Illinois, Michigan, Ohio, California and Texas, respectively. The Merged Corporations have corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by them or the nature of the business transacted by them requires qualification.

9.1.2.           Capitalization. The capitalization of each of the Merged Corporations consists of 1,000 authorized shares of common stock (par value $1.00 per share), of which 1,000 shares are issued and outstanding, as of the date hereof, and are owned by Society Management, Inc.. Each issued share is validly issued, fully paid, and nonassessable.

9.2.          Further Warranties and Representations.

9.2.1.           The Merged Corporations have and on the closing date will have good and marketable title in fee simple to all lands and buildings shown as assets in its records and books of account, free and clear of all liens, encumbrances, and charges, except as reflected in the aforesaid financial statements and except for current taxes and assessments not delinquent and liens, encumbrances, and charges shown in its records and books of account which are not substantial in character or amount, and which do not materially detract from the value or interfere with the use of the properties subject thereto or affected thereby. The Merged Corporations have and on the effective date of Merger will have valid leases under which it is entitled to occupy and use in its business all real property of which it is lessee, and the Merged Corporations have no knowledge of any default under any such lease.

9.2.2.           The Merged Corporations have and on the effective date of Merger will have good and marketable title to the machinery, equipment, merchandise, materials, supplies, and other property of every kind, tangible or intangible, contained in its offices, plants, and other facilities, or shown as assets of all records and books of account, free and clear of all liens, encumbrances, and charges, except as reflected in its financial statements and except for liens, encumbrances, and charges, if any, which do not materially detract from the value of or interfere with the use of the properties subject thereto or affected thereby. The Merged Corporations have and on the effective date of Merger will have valid leases under which it is entitled to use in its business all personal property of which it is lessee, and the Merged Corporations have no knowledge of any default under any such lease.

9.2.3.           All taxes imposed by the United States of America or by any foreign country or by any state, municipality, subdivision, or instrumentality of the United States of America or of any foreign country or by any other taxing authority which are due or payable by the Merged Corporations, and all price redetermination or renegotiation claims asserted or that may be asserted against it have been paid in full or are adequately provided for by reserves shown in the records and books of account of the Merged Corporations and will be so paid or provided for on the closing date. The Merged Corporations have no knowledge of any unassessed tax deficiency proposed or threatened against it.

9.2.4.           The Merged Corporations are adequately insured with respect to risks normally insured against by companies similarly situated. All such policies are in full force and effect.

9.2.5.           There are no suits, actions, or legal or administrative proceedings pending or, to the knowledge of the Merged Corporations threatened against them which, if adversely determined, might materially and adversely affect the financial condition of the Merged Corporations or the conduct of its business, nor are there any decrees, injunctions, or orders of any court, governmental department, or agency outstanding against the Merged Corporations having any such effect.

9.2.6.           The Merged Corporations are not in default in any material respect under the terms of any material outstanding contracts, agreements, leases, or other commitments.

9.2.7.           At the effective time of the Merger, the consummation of the transactions contemplated by this Plan will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Merged Corporations are a party.

9.2.8.           The Merged Corporations have all necessary licenses, franchises, permits, and other governmental authorizations and are valid and sufficient for all businesses presently carried on by the Merged Corporations.

ARTICLE 10.

REPRESENTATIONS AND WARRANTIES OF SURVIVING CORPORATION

10.1.        The Surviving Corporation represents and warrants to the Merged Corporations as follows:

10.1.1.         Organization. The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Surviving Corporation has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it require qualification.

10.1.2.         Capitalization. The Surviving Corporation’s capitalization consists of 1,000 authorized shares of common stock (par value $1.00 per share), of which 1,000 shares are issued and outstanding, as of the date hereof, and are owned by Club Corporation of America. Each issued share is validly issued, fully paid, and nonassessable.

10.1.3.         Litigation and Proceedings. There is no suit, action, or legal or administrative proceeding pending or, to the knowledge of the Surviving Corporation, threatened against it which, if adversely determined, might materially and adversely affect the financial condition of the Surviving Corporation or the conduct of its business, nor is there any decree, injunction, or order of any court, governmental department, or agency outstanding against the Surviving Corporation having any such effect.

10.1.4.         Material Contracts. The Surviving Corporation is not in default in any material respect under the terms of any material outstanding contract, agreement, lease, or other commitment.

10.1.5.         No Conflict with Other Instruments. At the effective time of the Merger, the consummation of the transactions contemplated by this Plan will not result in the breach of any term or provision of, nor constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Surviving Corporation is a party.

10.1.6.         Governmental Authorizations. The Surviving Corporation has all necessary licenses, franchises, permits, and other governmental authorizations and such are valid and sufficient for all businesses presently carried on by it.

ARTICLE 11.

CONDUCT OF BUSINESS PENDING THE MERGER

11.1.        From and after the date of this Agreement and prior to the effective time of the Merger, no Constituent Corporation will, without the prior written consent of the other Constituent Corporation, (i) amend its Certificate of Incorporation or Bylaws, except as may be necessary to enable it to carry out the provisions of this Agreement, (ii) engage in any material activity or transaction or incur any material obligation (by contract or otherwise), except in the ordinary course of business, (iii) issue rights or options to purchase or subscribe to any shares of its capital stock or subdivide or otherwise change any such shares, (iv) issue or sell any shares of its common stock or securities convertible into shares of its common stock, or (v) declare or pay any dividends on or make any distributions in respect of any shares of its common stock.

ARTICLE 12.

CONDITIONS PRECEDENT;
TERMINATION; GENERAL PROVISIONS

12.1.        Conditions Precedent to the Merged Corporations’ Obligations. The Obligation of the Merged Corporations to effect the Merger shall be subject to the following conditions, which may be waived in writing by the Merged Corporations:

12.1.1.         The representations and warranties of the Constituent Corporations herein contained shall be true as of and at the effective time of the Merger with the same effect as though made at such time; the other Constituent Corporations shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the effective time of the Merger.

12.1.2.         No material change in the corporate status, businesses, operations, or financial condition of the other Constituent Corporation shall have occurred since the date of the financial statements provided (whether or not covered by insurance), other than changes in the ordinary course of business, none of which has been materially adverse in relation to the Constituent Corporations, taken as a whole, and no other event or condition of any character shall have occurred or arisen since that date which shall have materially and adversely affected the corporate status, businesses, operations, or financial condition of the Constituent Corporations, taken as a whole.

12.2.        Conditions Precedent to Society’s Obligation. The obligation of Society to effect the Merger shall be subject to the following conditions, which may be waived in writing by Society:

12.2.1.         The representations and warranties of the other Constituent Corporation herein contained shall be true as of and at the effective time of the Merger with the same effect as though made at such time; the other Constituent Corporation shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the effective time of the Merger.

12.2.2.         No material change in the corporate status, businesses, operations or financial condition of the other Constituent Corporation shall have occurred since the date of the financial statements provided (whether or not covered by insurance), other than changes in the ordinary course of business, none of which has been materially adverse in relation to the other Constituent Corporation, taken as a whole, and no other event or condition of any character shall have occurred or arisen since that date which shall have materially and adversely affected the corporate status, businesses, operations, or financial condition of the other Constituent Corporation, taken as a whole.

12.3.        Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time before the effective time of the Merger, whether before or after adoption or approval of this Agreement under any one or more of the following circumstances:

12.3.1.         By the mutual consent of the Board of Directors of the Constituent Corporations, respectively;

12.3.2.         By the Merged Corporations if, prior to the effective time of the Merger, the conditions set forth in Section 12.3 shall not have been met.

12.3.3.         By Society if, prior to the effective time of the Merger, the conditions set forth in Section 12.4 shall not have been met.

Upon any such termination and abandonment, no party shall have any liability or obligation hereunder to the other parties.

12.4.        Amendments. Any of the terms or conditions of this Agreement may be modified or waived at any time before the effective time of the Merger by the party which is, or the shareholders of which are, entitled to the benefit thereof upon the authority of the Board of Directors of such party, provided that any such modification or waiver shall, in the judgment of the party making it, not affect substantially or materially and adversely the benefits to such party or its shareholders intended under this Agreement.

IN WITNESS WHEREOF, this Agreement has been signed by the duly authorized officers of each of the Constituent Corporations.

SMI

Attest:	SOCIETY MANAGEMENT, INC.
a Florida corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Capital

Attest:	CAPITAL SOCIETY OF CLUBS, INC. a District of Columbia corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Chicago

Attest:	CHICAGO SOCIETY OF CLUBS, INC. an Illinois corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Detroit

Attest:	DETROIT SOCIETY OF CLUBS, INC. a Michigan corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Cincinnati

Attest:	CINCINNATI SOCIETY OF CLUBS, INC. a Ohio corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

West

Attest:	SOCIETY MANAGEMENT WEST, INC. a California corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Central

Attest:	SOCIETY MANAGEMENT CENTRAL, INC. a Texas corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

Metropolitan

Attest:	METROPOLITAN SOCIETY, INC. a Texas corporation

/s/ Terry A. Taylor	/s/ Jack T. Lupton
Terry A. Taylor Secretary	Jack T. Lupton Vice President

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Society Management, Inc., a Florida corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Society Management, Inc., a Florida corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Capital Society of Clubs, Inc., a District of Columbia corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Capital Society of Clubs, Inc., a District of Columbia corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Chicago Society of Clubs, Inc., an Illinois corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Chicago Society of Clubs, Inc., an Illinois corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Detroit Society of Clubs, Inc., a Michigan corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Detroit Society of Clubs, Inc., a Michigan corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Cincinnati Society of Clubs, Inc., an Ohio corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Cincinnati Society of Clubs, Inc., an Ohio corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Society Management West, Inc., a California corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Society Management West, Inc., a California corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Society Management Central, Inc., a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Society Management Central, Inc., a Texas corporation, known to me to be one person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Lupton, Vice President of Metropolitan Society, Inc., a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Metropolitan Society, Inc., a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared James M. Hinckley, President of Society Management, Inc., a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas

STATE OF TEXAS	}
}
COUNTY OF DALLAS	}

BEFORE ME, the undersigned authority, on this day personally appeared Terry A. Taylor, Secretary of Society Management, Inc., a Nevada corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30 day of August, 1996.

/s/ Julie H. Green
[Notary Public Seal]	Notary Public, State of Texas